UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 5, 2024
(August 2, 2024)

Name of Registrant, State of Incorporation, Address Of Principal Executive Offices, Telephone Number, Commission File No., IRS Employer Identification No.

TXNM Energy, Inc.
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
Telephone Number - (505) 241-2700
Commission File No. - 001-32462
IRS Employer Identification No. - 85-0468296

PNM Resources, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 40.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of exchange on which registered
TXNM Energy, Inc.	Common Stock, no par value	TXNM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note. This Current Report on Form 8-K/A (“Amendment No.1”) amends the Current Report on Form 8-K (the “Original Form 8-K”) filed by TXNM Energy, Inc. (formerly PNM Resources, Inc.) (the “Company”) on August 5, 2024, solely to amend Item 9.01 of the Original Form 8-K to refile the Company’s Restated Articles of Incorporation as Exhibit 3.1 and the Opinion of Leonard D. Sanchez, Associate General Counsel to the Company, dated August 5, relating the legality of the Shares (as defined below) as Exhibit 5.1. No other matters are being reported and this Amendment No. 1 does not otherwise make any changes to the Original Form 8-K.

Item 1.01    Entry into a Material Definitive Agreement.

On August 5, 2024, TXNM Energy, Inc. (formerly PNM Resources, Inc.) (the “Company”) entered into an amendment (the “ATM Amendment”) to that certain Distribution Agreement, dated May 6, 2024 (as amended by the ATM Amendment, the “Distribution Agreement”) among the Company and BofA Securities, Inc., Citigroup Global Markets Inc., MUFG Securities Americas Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc. and Wells Fargo Securities, LLC (collectively, the “Sales Agents”) and Bank of America, N.A., Citibank, N.A., MUFG Securities EMEA plc, Royal Bank of Canada, The Bank of Nova Scotia and Wells Fargo Bank, N.A. (collectively, the “Forward Purchasers”). Pursuant to the ATM Amendment, the aggregate offering sales price of shares of the Company’s common stock, no par value (the “Shares”), which the Company may sell and issue through the Sales Agents, pursuant to agency and principal transactions and/or the Forward Purchasers, in forward stock purchase transactions evidenced by separate letter agreements (each, a “Forward Agreement”), was increased from up to $100 million to up to $300 million (the “ATM Upsize”). As of August 5, 2024, the Company has sold 262,025 Shares for an aggregate offering sales price of $9,993,513 under the Distribution Agreement, leaving a remaining aggregate offering sales price of $290,006,487 available for sale under the Distribution Agreement. Also on August 5, 2024, the Company filed supplement no. 1 (“Supplement No. 1”), dated August 5, 2024, to the prospectus supplement, dated May 6, 2024 (the “Prospectus Supplement”), with the Securities and Exchange Commission in connection with the ATM Upsize.

The offer and sales of the Shares, if any, made pursuant to the Distribution Agreement and any Forward Agreement, will be made under the Company’s Registration Statement on Form S-3ASR, which was previously filed with the Securities and Exchange Commission and became automatically effective on March 2, 2022, as supplemented by the Prospectus Supplement and Supplement No. 1.

The Company is not obligated to, and it cannot provide any assurances that it will, make any sales of the Shares under the Distribution Agreement or any Forward Agreement. The Company will pay each Sales Agent a commission rate of up to 2% of the gross sales price per share of any Shares sold through such Sales Agent as agent under the Distribution Agreement, as well as reimbursement of certain expenses. The Distribution Agreement may be terminated by the Company at any time upon prior written notice to the Sales Agents and Forwards Purchasers or by any Sales Agent or any Forward Purchaser with respect to itself at any time upon prior written notice to the Company.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the Shares, nor shall there be an offer, solicitation or sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

The foregoing description of the material terms of the ATM Amendment, Distribution Agreement and Forward Agreement is qualified in its entirety by reference to the full text of such agreements. A copy of the ATM Amendment is filed as Exhibit 10.1 hereto and incorporated herein by reference. A copy of the Distribution Agreement, including a form of Forward Agreement attached as Exhibit B thereto, was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 6, 2024 and is incorporated herein by reference.

The legal opinion of Leonard D. Sanchez, Associate General Counsel to the Company, relating to the additional Shares that may be issued pursuant to the Distribution Agreement is filed as Exhibit 5.1 hereto and the consent of Leonard D. Sanchez is filed as Exhibit 23.1.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment of Articles of Incorporation

Effective 5:00 p.m. Eastern Time on August 2, 2024 (the “Effective Time”), the Company amended its Articles of Incorporation (the “Articles of Incorporation”) by filing Articles of Amendment to the Articles of Incorporation (the “Articles Amendment”) with the New Mexico Secretary of State to (i) change its name to TXNM Energy, Inc. (the “Name Change”) and (ii) to increase the number of authorized shares of the Company’s common stock, no par value, from 120,000,000 shares to 200,000,000 shares (the “Share Increase”). There were no other changes to the Company’s Articles of Incorporation other than the Name Change and the Share Increase. The Name Change and Share Increase do not affect the rights of the Company’s shareholders.

On August 5, 2024, subsequent to the effectiveness of the Articles Amendment, the Company restated its Articles of Incorporation, as amended by the Articles Amendment, by filing Restated Articles of Incorporation with the New Mexico Secretary of State (the “Restated Articles of Incorporation”). The Name Change and Share Increase previously were approved by the Company’s Board of Directors in March 2024 and by the shareholders at the 2024 annual shareholders’ meeting (the “Annual Meeting”) on June 4, 2024 and are described in detail in the Company’s Proxy Statement for the Annual Meeting filed with the U.S. Securities and Exchange Commission on April 22, 2024.

Amendment and Restatement of Bylaws

Additionally, effective as of the Effective Time, the Company’s Bylaws were amended and restated (as amended and restated, the “Bylaws”) to reflect the change in the Company’s name to TXNM Energy, Inc.

The foregoing summary of the Restated Articles of Incorporation and the Bylaws does not purport to be complete and is subject to, and qualified in its entirety by, the full text of each document, copies of which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On August 5, 2024, the Company issued a press release in connection with the Name Change and a related change to the Company’s New York Stock Exchange ticker symbol. A copy of the Company’s press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item 7.01.

Item 8.01 Other Events.

As previously announced, in connection with the Name Change, the Company’s ticker symbol on the New York Stock Exchange changed from “PNM” to “TXNM” beginning at the opening of trading on the New York Stock Exchange on August 5, 2024. The CUSIP for the Company’s common stock remains unchanged as 69349H107.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Restated Articles of Incorporation of TXNM Energy, Inc.

3.2	Bylaws of TXNM Energy, Inc., with all amendments to and including August 2, 2024

5.1	Opinion of Leonard D. Sanchez, Associate General Counsel to the Company, dated August 5, relating the legality of the Shares

10.1
Distribution Agreement, dated May 6, 2024, by and among TXNM Energy, Inc. (formerly PNM Resources, Inc.), BofA Securities, Inc., Citigroup Global Markets Inc., MUFG Securities Americas Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc. and Wells Fargo Securities, LLC (each as sales agent) and Bank of America, N.A., Citibank, N.A., MUFG Securities EMEA plc, Royal Bank of Canada, The Bank of Nova Scotia and Wells Fargo Bank, N.A. (each as forward purchaser) (incorporated by reference to Exhibit 10.1 to TXNM’s Current Report on Form 8-K filed May 6, 2024)

10.2
Amendment No. 1 to the Distribution Agreement, dated August 5, 2024, by and among BofA Securities, Inc., Citigroup Global Markets Inc., MUFG Securities Americas Inc., RBC Capital Markets, LLC, Scotia Capital, Bank of America, N.A., Citibank, N.A., MUFG Securities EMEA plc, Royal Bank of Canada, The Bank of Nova Scotia, Wells Fargo Bank, N.A. and the Company

23.1	Consent of Leonard D. Sanchez, Associate General Counsel to the Company (included in Exhibit 5.1)

99.1	Press release, dated as of August 5, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TXNM ENERGY, INC.
(Registrant)

Date: August 5, 2024	/s/ Gerald R. Bischoff
Gerald R. Bischoff
Vice President and Corporate Controller
(Officer duly authorized to sign this report)